UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): July 21, 2026

ChargePoint Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

254 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)
(408) 841-4500
(Registrant’s telephone number, including area code)
240 East Hacienda Avenue, Campbell, CA 95008
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On July 21, 2026, ChargePoint Holdings, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 14,165,451 shares of the Company’s common stock, or approximately 54.7% of the total shares entitled to vote, were represented in person or by proxy. The matters before the Annual Meeting were described in more detail in the Company’s definitive 2026 Proxy Statement filed with the United States Securities and Exchange Commission on May 28, 2026 (the “2026 Proxy Statement”). The vote results detailed below represent final results as certified by the Inspector of Election.
Proposal One--Election of Directors. The stockholders elected the following nominees as Class III directors to serve until the 2029 Annual Meeting of Stockholders and until the election and qualification of their respective successors or their earlier death, disqualification, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bruce Chizen	4,254,847	687,502	9,223,102
Michael Linse	4,318,474	623,875	9,223,102
Richard "Rick" Wilmer	4,323,069	619,280	9,223,102
Proposal Two--Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending January 31, 2027.

Votes For	Votes Against	Abstentions
13,778,952	240,397	146,102
Proposal Three--Advisory Vote to Approve the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2026 Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,148,747	708,280	85,322	9,223,102

Item 8.01.    Other Events.
Amended Compensation Program for Non-Employee Directors

As part of the Company’s regular review of the corporate governance and compensation practices of the Company and upon recommendation from the Compensation and Organizational Development Committee, the Board of Directors of the Company (the “Board”) approved an amended Compensation Program for Non-Employee Directors (“Amended Compensation Program”) effective as of July 21, 2026, primarily to approve payment of annual retainer fees in shares of the Company's common stock rather than a cash basis. The foregoing description of the Amended Compensation Program is not complete and is subject to and qualified in its entirety by reference to the Amended Compensation Program, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	ChargePoint Holdings, Inc. Compensation Program for Non-Employee Directors, effective as of July 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Mansi Khetani
Name: Mansi Khetani
Title: Chief Financial Officer
Date: July 22, 2026